EXHIBIT 99.1

sTec Announces Second Quarter 2013 Results

SANTA ANA, Calif., Aug. 7, 2013 (GLOBE NEWSWIRE) -- sTec, Inc. (Nasdaq:STEC) announced today the Company's financial results for the second quarter ended June 30, 2013.

Revenue for the second quarter of 2013 was $23.5 million, a decrease of 42.3% from $40.7 million for the second quarter of 2012 and an increase of 6.8% from $22.0 million for the first quarter of 2013.

GAAP gross profit margin was 28.0% for the second quarter of 2013, compared to 36.6% for the second quarter of 2012 and 26.8% for the first quarter of 2013. GAAP diluted loss per share was $0.65 for the second quarter of 2013, compared to $1.07 for the second quarter of 2012 and $0.54 for the first quarter of 2013.

Non-GAAP gross profit margin was 29.0% for the second quarter of 2013, compared to 37.2% for the second quarter of 2012 and 27.7% for the first quarter of 2013. Non-GAAP diluted loss per share was $0.43 for the second quarter of 2013, compared to $0.27 for the second quarter of 2012 and $0.41 for the first quarter of 2013.

A reconciliation of GAAP to non-GAAP results is provided in the tables included in this release.

Conference Call

As a result of the pending acquisition by Western Digital Corporation (the "Merger"), sTec will not be holding a conference call to discuss results for the second quarter of 2013.

About sTec, Inc.

sTec, Inc. is a leading global provider of enterprise-class solid-state storage solutions designed for the ever-growing performance, reliability and endurance requirements of today's advanced data centers. The industry's first company to deploy solid-state drives (SSDs) into large-scale enterprise environments, sTec offers the industry's widest range of solid-state storage solutions, which protect critical information for major business and government organizations worldwide. Headquartered in Santa Ana, California, sTec also serves the embedded and military/aerospace markets with SSDs for industrial and rugged environments. For more information, visit www.stec-inc.com.

For information about sTec and to subscribe to the Company's "Email Alerts" service, please click on "Company" near the top, right-hand side of the Company's home page at www.stec-inc.com. Then click on "Investor Relations," followed by "Email Alerts."

The sTec, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=1079

sTec and the sTec logo are either registered trademarks or trademarks of sTec, Inc. in the United States and certain other countries. All other trademarks or brand names referred to herein are the property of their respective owners.

Use of Non-GAAP Financial Information. To supplement the consolidated financial results prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), sTec uses non-GAAP financial measures (non-GAAP gross profit, non-GAAP gross profit percentage, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin percentage, non-GAAP loss and non-GAAP diluted loss per share) that exclude employee stock compensation expense, employee severance, securities litigation related costs, SEC investigation and litigation costs, intellectual property litigation costs, merger related costs, litigation loss contingency reserves and a deferred tax asset valuation allowance. Management excludes these items because it believes that the non-GAAP measures enhance an investor's overall understanding of sTec's financial performance and future prospects by being more reflective of the Company's core, recurring operational activities and to be more comparable with the results of the Company over various periods. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. Guidance is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of such items. Difficulties in forecasting the non-GAAP items include the timing of issuing employee stock compensation, which could impact the valuation and related expense, and the timing of employee severance payments. These items could be materially significant to the Company's GAAP results in any period. By disclosing non-GAAP financial measures, management intends to provide investors with a more meaningful, consistent comparison of the Company's core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies' financial information and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in tables included in this release. Certain amounts reported in prior releases may have been reclassified to conform to the current quarter's non-GAAP presentation.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements concerning the Merger. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. Although the Company believes that the forward-looking statements contained in this release are reasonable, it can give no assurance that its expectations will be fulfilled. Additional important factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed in filings with the Securities and Exchange Commission made from time to time by the Company, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Special attention is directed to the portions of those documents entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The information contained in this press release is a statement of the Company's present intention, belief or expectation. The Company may change its intention, belief, or expectation, at any time and without notice, based upon any changes in such factors, in the Company's assumptions or otherwise. Except as required by law, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

sTec, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)

	June 30, 2013	December 31, 2012
ASSETS:
Current Assets:
Cash and cash equivalents	$ 116,280	$ 158,232
Accounts receivable, net of allowances of $6,117 at June 30, 2013
and $6,248 at December 31, 2012	8,239	13,515
Inventory	41,492	41,760
Insurance claim receivable	--	20,563
Other current assets	7,375	10,212
Total current assets	173,386	244,282

Leasehold interest in land	2,480	2,503
Property, plant and equipment, net	26,866	30,343
Goodwill	1,682	1,682
Long-term intangible assets, net	4,340	5,144
Other long-term assets	5,818	5,817
Total assets	$ 214,572	$ 289,771

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current Liabilities:
Accounts payable	$ 13,422	$ 6,818
Accrued and other liabilities	20,217	51,586
Total current liabilities	33,639	58,404
Other long-term liabilities	4,818	6,185
Commitments and contingencies	--	--
Shareholders' Equity:
Preferred stock, $0.001 par value, 20,000 shares authorized, no shares
issued and outstanding	--	--
Common stock, $0.001 par value, 100,000 shares authorized, 46,981 shares issued and outstanding as of June 30, 2013 and 46,805 shares
issued and outstanding as of December 31, 2012	47	47
Additional paid-in capital	157,058	150,263
Retained earnings	19,010	74,872
Total shareholders' equity	176,115	225,182
Total liabilities and shareholders' equity	$ 214,572	$ 289,771

sTec, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net revenues	$ 23,454	$ 40,705	$ 45,479	$ 91,120
Cost of revenues	16,891	25,816	33,023	58,139
Gross profit	6,563	14,889	12,456	32,981

Sales and marketing	7,422	6,880	13,976	13,536
General and administrative	16,096	13,315	28,198	22,529
Research and development	13,535	17,471	26,188	33,574
Total operating expenses	37,053	37,666	68,362	69,639

Operating loss	(30,490)	(22,777)	(55,906)	(36,658)
Other (expense) income, net	(26)	(14,342)	15	(14,111)
Loss from operations before income taxes	(30,516)	(37,119)	(55,891)	(50,769)
(Benefit) Provision for income taxes	(121)	12,478	(29)	9,517
Net loss	(30,395)	(49,597)	(55,862)	(60,286)
Comprehensive loss	$ (30,395)	$ (49,597)	$ (55,862)	$ (60,286)

Net loss per share:
Basic	$ (0.65)	$ (1.07)	$ (1.19)	$ (1.30)
Diluted	$ (0.65)	$ (1.07)	$ (1.19)	$ (1.30)

Shares used in per share computation:
Basic	46,898	46,340	46,853	46,240
Diluted	46,898	46,340	46,853	46,240

sTec, INC.
NON-GAAP RECONCILIATIONS

The non-GAAP financial measures included in the following tables are non-GAAP gross profit, non-GAAP gross profit percentage, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin percentage, non-GAAP loss and non-GAAP diluted loss per share, which adjust for the following items: (a) employee stock compensation expense, (b) employee severance, (c) securities litigation related costs, (d) SEC investigation and litigation costs and (e) intellectual property litigation costs, (f) merger related costs, (g) litigation loss contingency, (h) deferred tax valuation allowance and (i) income tax effect on non-GAAP adjustments. Management believes these non-GAAP financial measures enhance an investor's overall understanding of the Company's financial performance and future prospects by being more reflective of the Company's core, recurring operational activities and are more comparable with the results of the Company over various periods. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies' financial information and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Details of the items excluded from GAAP financial results in calculating non-GAAP financial measures and explanatory footnotes are as follows:

a) Employee stock compensation costs incurred in connection with Accounting Standards Codification ("ASC") 718, "Compensation -- Stock Compensation," are comprised on non-cash expenses related to equity compensation provided to employees, officers and directors. Management believes non-cash stock compensation costs should be excluded when evaluating core operations and current performance.

b) Employee severance relates to costs incurred in conjunction with the termination of certain employees. As an accommodation, the Company provides compensation in the form of severance to certain employees subject to termination without cause. Management believes that severance costs should be excluded when evaluating core operations and current performance.

c) In the fourth quarter of 2009 and first quarter of 2010, certain securities class action and shareholder derivative lawsuits were filed against the Company and certain officers and directors of the Company. These costs represent the legal fees related to these class action securities and shareholder derivative actions that have not been covered by the Company's Directors and Officers insurance policies and include indemnifiable legal costs advanced on behalf of these officers and directors. Management believes these legal fees should be excluded when evaluating core operations and current performance.

d) The SEC initiated in the fourth quarter of 2009 an investigation of the Company and certain officers in connection with trading in the Company's securities, which on July 19, 2012 resulted in the SEC filing a civil action against the Company's Founder, Manouch Moshayedi. The SEC also notified the Company that it would not bring an enforcement action against the Company or any of its other officers. These costs represent the legal fees related to this investigation and related civil action that have not been covered by the Company's Directors and Officers insurance policies and include indemnifiable legal costs advanced on behalf of these officers. Management believes these legal fees should be excluded when evaluating core operations and current performance.

e) On September 7, 2011, Solid State Storage Solutions, Inc. filed a patent infringement suit against the Company and several other defendants. According to the complaint, the patents relate to solid-state drives employing a controller chip and a plurality of NAND flash devices. On December 19, 2012, the Company resolved this matter pursuant to a confidential agreement that releases the Company from past claims and precludes the plaintiff from again claiming that the Company's products infringe their patents. On January 2, 2013, the U.S. District Court for the Eastern District of Texas approved the parties' joint motion to dismiss the matter with prejudice. Management believes that legal fees and expenses incurred in conjunction with this lawsuit should be excluded when evaluating core operations and current performance.

f) In the fourth quarter of 2012, the Company and its Board of Directors started a process to evaluate strategic alternatives. As a result of this process, on June 23, 2013, the Company entered into an Agreement and Plan of Merger with Western Digital Corporation ("WDC"), a Delaware corporation, and Lodi Ventures, Inc., a California corporation and wholly-owned subsidiary of WDC. As part of this process, the Company incurred legal and other advisory fees that management believes should be excluded when evaluating core operations and current performance.

g) In connection with certain securities class action legal matters described in c) above, the Company accrued an estimated loss contingency at the end of the second quarter of 2012. Management believes that the litigation loss contingency is not part of its core operating activities and should be excluded when evaluating current performance.

h) In accordance with ASC Topic 740, Income Taxes, the Company determined based upon an evaluation of all available objectively verifiable evidence, that a non-cash valuation allowance should be established as of June 30, 2012 against its U.S. deferred tax assets, which were comprised primarily of accumulated and unused U.S. tax credits and 2012 net operating losses. The establishment of a full non-cash valuation allowance on the Company's U.S. deferred tax assets does not have any impact on its cash, nor does such an allowance preclude the Company from utilizing its tax losses, tax credits or other deferred tax assets in future periods. Management believes that the non-cash valuation allowance against U.S. deferred tax assets benefitted in prior periods should be excluded with respect to evaluating the current performance of the Company.

i) The amount represents the estimated income tax effect of the non-GAAP adjustments. The Company calculates the tax effect of non-GAAP adjustments by applying an applicable estimated jurisdictional tax rate to each specific non-GAAP item.

sTec, INC.
SCHEDULE RECONCILING GAAP NET LOSS TO NON-GAAP NET LOSS
($ in thousands, except per share amounts)
(unaudited)

	For the Quarters Ended
	June 30,	June 30,	March 31,
	2013	2012	2013
GAAP net loss	$ (30,395)	$ (49,597)	$ (25,467)

The GAAP amounts have been adjusted to exclude the following items (non-GAAP adjustments):

Excluded from cost of revenues:
Employee stock compensation (a)	$ 237	$ 244	$ 203
Total excluded from cost of sales	237	244	203

Excluded from operating expenses:
Employee stock compensation (a)	3,394	3,930	3,112
Employee severance (b)	48	128	343
Securities litigation related costs (c)	34	3,492	243
SEC investigation and litigation costs (d)	5,507	860	2,585
IP litigation costs (e)	--	400	23
M&A related costs (f)	1,185	--	--
Total excluded from operating expenses	10,168	8,810	6,306

Excluded from other (expense) income, net:
Litigation loss contingency (g)	--	15,000	--
	--	15,000	--

Total excluded from cost of revenues, operating expenses
and other (expense) income before income taxes	10,405	24,054	6,509

Income tax effect on non-GAAP adjustments (i)	19	(82)	(68)
Total excluded from cost of revenues and operating
expenses after taxes	10,424	23,972	6,441
Excluded from provision for income taxes:
Deferred tax asset valuation allowance (h)	--	13,233	--
Total non-GAAP adjustments after income taxes	10,424	37,205	6,441

Non-GAAP net loss	$ (19,971)	$ (12,392)	$ (19,026)

GAAP diluted loss per share	$ (0.65)	$ (1.07)	$ (0.54)
Impact of non-GAAP adjustments on diluted loss
per share	0.22	0.80	0.13
Non-GAAP diluted loss per share	$ (0.43)	$ (0.27)	$ (0.41)

(a) - (i) See corresponding footnotes above.

sTec, INC.
SELECTED NON-GAAP FINANCIAL INFORMATION
($ in thousands)
(unaudited)

	For the Quarters Ended
	June 30,	June 30,	March 31
	2013	2012	2013

GAAP gross profit	$ 6,563	$ 14,889	$ 5,893
Employee stock compensation (a)	237	244	203
Non-GAAP gross profit	$ 6,800	$ 15,133	$ 6,096

GAAP gross profit %	28.0%	36.6%	26.8%
Effect of reconciling item on gross profit %	1.0%	0.6%	0.9%
Non-GAAP gross profit %	29.0%	37.2%	27.7%

GAAP operating expenses	$ 37,053	$ 37,666	$ 31,309
Employee stock compensation (a)	(3,394)	(3,930)	(3,112)
Employee severance (b)	(48)	(128)	(343)
Securities litigation related costs (c)	(34)	(3,492)	(243)
SEC investigation and litigation costs (d)	(5,507)	(860)	(2,585)
IP litigation costs (e)	--	(400)	(23)
M&A related costs (f)	(1,185)	--	--
Non-GAAP operating expenses	$ 26,885	$ 28,856	$ 25,003

GAAP operating loss	$ (30,490)	$ (22,777)	$ (25,416)
Employee stock compensation (a)	3,631	4,174	3,315
Employee severance (b)	48	128	343
Securities litigation related costs (c)	34	3,492	243
SEC investigation and litigation costs (d)	5,507	860	2,585
IP litigation costs (e)	--	400	23
M&A related costs (f)	1,185	--	--
Non-GAAP operating loss	$ (20,085)	$ (13,723)	$ (18,907)

GAAP operating margin %	-130.0%	-56.0%	-115.4%
Effect of reconciling items on operating margin %	44.4%	22.3%	29.6%
Non-GAAP operating margin %	-85.6%	-33.7%	-85.8%

GAAP other income (expense), net	$ (26)	$ (14,342)	$ 41
Litigation loss contingency (g)	--	15,000	--
Non-GAAP other income	$ (26)	$ 658	$ 41

(a) - (g) Refer to the corresponding footnotes above.
CONTACT: sTec, Inc.
         Mitch Gellman, Vice President of Investor Relations
         (949) 260-8328
         ir@stec-inc.com